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                                                                    Exhibit 24

                                POWER OF ATTORNEY


Each person whose signature appears below constitutes and appoints Wayne R. Hellman and/or Steven C. Potts his attorney-in-fact, with the power of substitution, for him in his capacity as director of Advanced Lighting Technologies, Inc., to sign the Form 10-K Annual Report for the fiscal year ending on June 30, 2001, and any amendments thereto, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

SIGNATURE                           TITLE                          DATE
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/s/ Francis H. Beam                 Director               September 28, 2001
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Francis H. Beam

/s/  John E. Breen                  Director               September 28, 2001
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John E. Breen

/s/  John R. Buerkle                Director               September 28, 2001
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John R. Buerkle

/s/  Theodore A. Filson             Director               September 28, 2001
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Theodore A. Filson

/s/ Louis S. Fisi                   Director               September 28, 2001
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Louis S. Fisi

/s/  John Gonzalez                  Director               September 28, 2001
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John Gonzalez

/s/  Wayne R. Hellman               Director               September 28, 2001
------------------------------
Wayne R. Hellman

/s/  Thomas K. Lime                 Director               September 28, 2001
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Thomas K. Lime

/s/  Alan J. Ruud                   Director               September 28, 2001
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Alan J. Ruud

/s/  A Gordon Tunstall              Director               September 28, 2001
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A Gordon Tunstall